UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

February 13, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated February 13, 2002.


















SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: February 13, 2002


This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2000 and subsequent filings, and will be available in the Form 10-K for the year ended December 31, 2001, when filed.


How Laboratory Testing Works
Laboratory Testing is the "Gateway to Quality Health Care":

1) Patient visits doctor;
2) Doctor orders laboratory tests with diagnosis information;
3) Doctor or patient service center (PSC) draws sample;
4) Laboratory performs tests;
5) Test results reported to doctor;
6) Doctor makes diagnosis and treatment begins


The Clinical Laboratory Testing Market
US market is approximately $34-36 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   84%
Independent Clinical Labs  39%        LabCorp($2.2b)               16%
Physician Offices          12%

Source: Company estimates, industry reports & 2001YE revenue for LabCorp


Profile of LabCorp
 - Nationwide network of 24 primary testing locations and 900 patient service centers
 - Conducts tests on 280,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 19,000 employees nationwide


MAP OF LABCORP's PRIMARY TESTING LOCATIONS & PSC's


2002 Strategic Goals

 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates



GENOMIC STRATEGY
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC LEADERSHIP STRATEGY

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/Partner to expand menu

GENOMIC STRATEGY (UPDATE)

INTERNAL                   ACQUISITION                   LICENSE/PARTNER
--------                   -----------                   ---------------
CMBP:                      NGI:                          MYRIAD GENETICS:
 - Cancer                  - Infectious Disease          Predictive tests:
 - Genetics                    Hepatitis C               - Breast/Ovarian and
 - Infectious Disease      - Cancer:                        Colon Cancer
    (GENOSURE)                 Melanoma                  - Melanoma
                               Breast                    - Hypertension

CLINICAL TRIALS:           VIROMED:                      EXACT SCIENCES:
 - Drug metabolism         - Infectious Disease          - Colorectal Cancer
                               HIV
POSITITVE OUTCOMES:            Hepatitis                 ALPHA:
  (being tested)           - Real-time PCR               - PCR Plasma

                           CENTER FOR GENETIC            VIROLOGICS:
                           SERVICES:                     - HIV Phenotyping
                           - Expanded Genetics
                              Capabilities in            VIRCO:
                              Southwest                  - HIV Phenotyping


Financial Performance
Price & Volumes:  Trends by Payor Type


                          1999                 2000                 2001
                     PPA   Accessions     PPA  Accessions       PPA  Accessions
                      $    millions        $    millions         $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   21.67    27.0        22.70   27.1         24.46    27.9
Patient               92.56     2.3       102.87    2.2        111.28     2.5
Third Party           27.75    11.7        29.80   10.3         31.59    12.2
(MC/MD/Insurance)
Managed Care
 - Capitated           9.37     8.4         8.89   10.6          8.90    11.9
 - Fee for service    39.28    12.7        42.32   16.0         43.45    17.2
                     ------    ----       ------   ----        ------    ----
Total                 27.41    21.1        28.97   26.6         29.27    29.1
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $27.35    62.1       $28.98   66.2        $30.69    71.7
                     ======    ====       ======   ====        ======    ====



Financial Performance
Revenue Analysis by Business Area

                             YTD DEC 2000

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------
Esoteric:
Genomic
 (CMBP/NGI)      132.4       1,170.9     1.8%       113.08
Other Esoteric
 (Powell CET)    179.3       4,026.7     6.1%        44.54

Core:          1,607.6      61,028.9    92.1%        26.34
               -------      --------   ------        -----
Total:         1,919.3      66,226.5   100.0%        28.98
               =======      ========   ======        =====

Financial Performance
Revenue Analysis by Business Area

                             YTD DEC 2001                   00 vs 01
                                                               PPA
                    Revenue     Accns    %Accns    PPA         Incr/
                    $Million     000   to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------
Esoteric:
Genomic
 (CMBP/NGI)         168.1      1,397.0    2.0%    120.35         6.4%

Other Esoteric
 (Powell CET)       197.1      4,615.5    6.4%     42.70        (4.1)%

Core:             1,834.6     65,670.5   91.6%     27.94         6.1%
                  -------     --------  ------    ------      ------
Total:            2,199.8     71,683.0  100.0%     30.69         5.9%
                  =======     ========  ======    ======       =====

Fourth Quarter Operating Results

                                        12/31/00*      12/31/01
                                        --------       --------
           Revenue (millions)             486.1          563.8
           Operating Expense              434.0          486.4
                                          -----          -----
           Operating Income                52.1           77.4
                                          =====          =====
                Margin                     10.7%          13.7%
           EBITDA                          76.2          104.9
                                          =====          =====
                Margin                     15.7%          18.6%
           Bad Debt % to revenue           10.2%           8.8%
           DSO                               68             58

*2000 actual excludes restructuring charge of $4.5. If this charge is included, operating income would be $47.6 and EBITDA would be $71.7.

2001 Fourth Quarter Financial Achievements

 - Increased revenues per day 14.0% (volume 10%; price 4%)
 - Increased pro forma operating income 49%
 - Increased EBITDA 38%
 - Increased pro forma diluted EPS 76%


2001 Operating Results

                                          2000*          2001
                                        --------       --------
           Revenue (millions)            1,919.3        2,199.8
           Operating Expense             1,669.2        1,832.2
                                         -------        -------
           Operating Income                250.1          367.6
                                         =======        =======
                Margin                      13.0%          16.7%
           EBITDA                          339.7          468.7
                                         =======        =======
                Margin                      17.7%          21.3%
           Bad Debt % to revenue            10.2%           9.2%
           DSO                                68             58

*2000 actual excludes restructuring charge of $4.5. If this charge is included, operating income would be $245.6 and EBITDA would be $335.2.


2001 Financial Achievements

 - Increased revenues 14.6% (volume 8.6%; price 6.0%)
 - Increased EBITDA 38%
 - Increased pro forma diluted EPS 60%
 - DSO decline of 10 days from December 2000 to 58 days
 - Repaid all outstanding bank debt with $500 million raised by issuance of convertible subordinated notes


2001 Accomplishments

 - Acquired Path Lab and ViroMed
- Completed two-for-one stock split
 - Successful offering of 12.0 million Roche-owned shares
 - New managed care agreement with MAMSI
 - Entered strategic partnership with EXACT Sciences, Myriad Genetics and Alpha Therapeutic Corporation
 - First FDA approved HIV and Hepatitis C molecular tests for plasma screening ("virtual kits")


Quarterly DSO Trend
DSO Trend December '97 through December '01

December 1997  - 79 days       June 2000       - 70 days
December 1998  - 83 days       September 2000  - 70 days
March 1999     - 83 days       December 2000   - 68 days
June 1999      - 79 days       March 2001      - 67 days
September 1999 - 76 days       June 2001       - 64 days
December 1999  - 74 days       September 2001  - 62 days
March 2000     - 72 days       December 2001   - 58 days


Financial Guidance for 2002

 - Increase overall revenues by approximately 12% compared to 2001 (8-9% volume; 3-4% price)
 - EBITDA margins of approximately 23% of sales
 - EPS growth of approximately 33% under existing accounting rules for 2001
 - Non-amortization of goodwill impact of $26 million, with increase in diluted EPS of approximately $0.36 (after applying 2002 accounting rules)
 - Bad debt rate of 8.75% of sales
 - Capital expenditures of approximately $85 million
 - Net interest expense of $12 million
 - A tax rate of approximately 44% before applying the new
     2002 accounting rules, or 41.5% after applying the new rules


Growth Opportunities
Revenue
 - New Tests - Cystic Fibrosis, hepatitis C, HPV, etc.
 - Conversion to Monolayer Paps
 - New Licenses/Partnerships - Myriad Genetics, EXACT Sciences, etc.
 - Ongoing Acquisition Strategy
 - Genomic Strategy/Mix Shift Leverage
 - Improving Regulatory/Reimbursement Environment

Profit Improvement Opportunities
Cost Structure

 - Bad Debt Reduction
 - Further Operational Consolidation
 - Technology Improvements - Higher throughput and Efficiencies


Value Drivers
Labcorp:

 - Proven strategy for growth
 - Pioneer in identifying and commercializing innovative technologies
 - National infrastructure connects large scale proficiency with wide scale technological expertise
 - Strong balance sheet

Industry:

 - New advances in scientific research will generate growth and demand for molecular testing
 - Aging population


Other Financial Information
December 31, 2001
($ in millions,except per share amounts)

                                            Q1 01   Q2 01     Q3 01     Q4 01
                                           ------   ------   -------   ------
Depreciation                               $13.8    $14.6    $ 15.3    $ 15.9
Amortization                               $ 9.2    $10.9    $  9.8    $ 11.6
Goodwill amortization                      $ 5.9    $ 7.3    $  6.1    $  6.2
Diluted EPS before goodwill amortization   $ 0.70   $ 0.84   $  0.82   $  0.66
Capital expenditures                       $12.7    $20.9    $ 25.4    $ 29.1
Cash flows from operations                 $64.5    $74.2    $113.7    $ 63.6
Bad debt as a percentage of sales            9.70%    9.40%     9.00%     8.75%
Effective interest rate on debt              5.77%    5.67%     2.00%     2.00%
Days sales outstanding                         67       64        62        58


Other Financial Information
December 31, 2001
($ in millions,except per share amounts)
                                             YTD
                                            Dec 01
                                           -------
Depreciation                                $ 59.6
Amortization                                $ 41.5
Goodwill amortization                       $ 25.5
Diluted EPS before goodwill amortization    $  3.01
Capital expenditures                        $ 88.1
Cash flows from operations                  $316.0
Bad debt as a percentage of sales              9.20%
Effective interest rate on debt                 N/A
Days sales outstanding                           58